JNF Loomis Sayles Bond Portfolio

(a series of Northern Lights Variable Trust)

Supplement dated December 10, 2009 (effective at the close of business) to the Prospectus dated May 1, 2009

The Board of Trustees of the JNF Loomis Sayles Bond Portfolio (the “Portfolio”), a separate series of the Northern Lights Variable Trust, has concluded that it is in the best interests of the Portfolio and its shareholders that the Portfolio cease operations.  The Board has determined to close the Portfolio, and redeem all outstanding shares, on February 15, 2010.

On or about December 11, 2009, the Portfolio will no longer pursue its stated investment objective.  The Portfolio will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.  Shares of the Portfolio are otherwise not available for purchase.

You may transfer your shares, including reinvested distributions, prior to February 15, 2010 in accordance with the procedures established by the insurance companies in connection with your variable annuity and/or flexible premium variable life insurance contracts.  Your redemption from the JNF Loomis Sayles Bond Portfolio will have no federal income tax consequences.  Please refer to the “Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE PORTFOLIO PRIOR TO FEBRUARY 15, 2010, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Portfolio at 1.866.667.0561.

This Supplement, and the existing Prospectus dated May 1, 2009, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated May 1, 2009 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Portfolio at 1.866.667.0561.